Supplement Dated March 31, 2023
to the Thrivent ETF Trust Prospectus, Summary Prospectus, and Statement of Additional Information, each dated October 3, 2022, for the following fund:
Thrivent Small-Mid Cap ESG ETF (the “Fund”)
1.The following portfolio management change for the Fund will be effective immediately:
Simon A. Bizien, CFA has been named as a portfolio manager for the Fund. Mr. Bizien is a Portfolio Manager and has been with Thrivent since 2022. Matthew D. Finn, CFA and Charles R. Miller, CFA will continue to serve as portfolio managers for the Fund.
2.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by Thrivent Asset Mgt. Portfolio Managers” in the “Investment Adviser and Portfolio Managers” section of the Statement of Additional Information is revised to include information as of December 31, 2022, for Mr. Bizien.
	Other Registered Investment Companies(1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Simon A. Bizien	0	$0	0	$0
(1)
The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc., Thrivent Mutual Funds and Thrivent Core Funds.
3.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Fund” in the “Investment Adviser and Portfolio Managers” section of the Statement of Additional Information is revised to include information as of December 31, 2022, for Mr. Bizien.
Portfolio Manager	Fund Ownership
Simon A. Bizien	None
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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